February 5, 2007

DREYFUS CASH MANAGEMENT
DREYFUS CASH MANAGEMENT PLUS, INC.
DREYFUS GOVERNMENT CASH MANAGEMENT
DREYFUS GOVERNMENT PRIME CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT
DREYFUS TREASURY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT

SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2006

(FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES,
INVESTOR SHARES AND PARTICIPANT SHARES)

The following information supplements and should be read in conjunction with the section of the Funds’ Combined Statement of Additional Information entitled “DESCRIPTION OF THE FUNDS - Certain Portfolio Securities – Repurchase Agreements (Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, and Dreyfus Treasury Cash Management).”

Each of these Funds may engage in repurchase agreement transactions that are collateralized by U.S. Treasury bills, notes, or bonds, U.S. Government Agency securities (which are deemed to be “collateralized fully” pursuant to Rule 5b-3 under the 1940 Act) or, for each Fund except Dreyfus Treasury Cash Management, corporate bonds of investment grade or below investment grade credit quality (“corporate collateral”). Transactions that are collateralized fully enable the Funds to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with corporate collateral require the Funds to look to the counterparty to the transaction for determining diversification.

Because corporate bonds are subject to credit (among other) risks that U.S. Treasury and Government Agency securities are not, the amount of corporate collateral posted in excess of the principal value of the repurchase agreement (compared with U.S. Treasury and Government Agency securities) is expected to be higher in the case of repurchase agreements secured with corporate collateral.

Bonds rated Baa/BBB or higher by Moody’s Investors Service, Inc, (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relates to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Bonds rated Ba/BB or lower by Moody’s, S&P, and Fitch are regarded as below investment grade (i.e., “junk” bonds) and are considered speculative in terms of the issuer’s creditworthiness.